Exhibit 10.9

(English Translation)

Real Estate Lease Agreement

Registration No: Shen (Bao) DA012878 (Bei)

The Lesser (Party A): Shenzhen Sha Jing Sha Yi Share-cooperative Company

Address: Sha Yi Village Committee Office Building, Sha Jing Xi Huan Road, Bao An District, Shenzhen

Post #:

The entrusted agent: Address: Post #:

The Lessee (Party B): Shenzhen Sheng Tai Industrial Co., Ltd.

Address: South of the 2nd Floor, Building 17, Chang Xing High-tech Industry Park, Sha Yi Wan An Road, Sha Jing Avenue, Bao An District, Shenzhen Municipality

Post #:

The entrusted agent:

Business license No. or ID No.: Address: Post #:

In accordance with Contract Law of PRC, City Real Estate Management Law of PRC and Shenzhen Special Economic Zone House Leasing Rules and its implementing regulations, Party A and Party B agree to enter into this contract through consultations.

Article 1

Party A leases to Party B the property located at 2nd Floor, Building 17, Chang Xing High-tech Industry Park, Sha Yi Wan An Road, Sha Jing Avenue, Bao An District, Shenzhen (hereinafter called "the Premise") with 5 storeys and a total floorage of 1144 m2. The house owner is: Shenzhen Sha Jing Sha Yi Share-cooperative Company. House Ownership Certificate number or other proof of ownership number: [/].

Real Estate Lease Agreement

Article 2

The monthly rental fee of the Premise is RMB12 (twelve) Yuan per square meter and the total monthly rental fee is RMB 13,728 (thirteen thousand seven hundred and twenty eight) Yuan.

Article 3

Party B shall pay the rental fee for the first month before 10th, October 2006, totally RMB 13,728 (thirteen thousand seven hundred and twenty eight) Yuan.

Article 4

Party B shall pay the rental fee to Party A prior to the 5th day of each month. Party A shall issue a taxed invoice to Party B upon the collection of the rental fee.

Article 5

The lease term of the Premise shall start on the 15th, October 2006 and ending on the 15th, October 2010.

The lease term stipulated in this article shall not extend the approved land use period. The period beyond is inefficacy. The loss caused shall be compensated according to the agreement and if there is no agreement on this, Party A shall be liable for the loss.

Article 6

Usage purpose of the leased property shall be industrial usage.

If Party B uses the leased house for other purposes, Party B shall get a written consent from Party A and shall go through the approval formalities for such changes according to the provisions of relevant laws and regulations.

Article 7

Party A shall hand over the rental unit to Party B by [/] and conduct relevant formalities. If Party A cannot hand over the rental unit by the above said day, Party B has the right to extend the rental term accordingly. Both parties should sign written confirmation accordingly and go through the approval or registration formalities.

Article 8

Upon handing over the rental unit, both parties shall confirm the condition at that time of the rental unit and its subsidiary properties, which shall be listed in the Supplementary Agreement.

Article 9

Upon handing over the rental unit, Party A may collect a deposit guarantee equivalent to the amount of 2 (two) months rental that is RMB 27,456 (RMB twenty seven thousand four hundred and fifty six) Yuan.

Party A shall issue a receipt to Party B upon the collection of the deposit.

Party A shall return the deposit guarantee to Party B according to clauses defined in this Contract and the supplementary agreement.

Party A shall not return the deposit guarantee to Party B according to clauses defined in this Contract and its supplementary agreement.

Real Estate Lease Agreement

Article 10

During the lease period, Party A shall be responsible for paying the house tax, relevant land use fee and management fee. Party B shall be responsible for paying the charges concerning the use of water and electricity, hygiene, house management fee etc.

Article 11

Party A shall guarantee that the Premise and the facilities meet the requirements of Party B’s lease purpose in compliance with the provisions and requirements of relevant laws, rules or regulations.

Party B shall have rights to claim compensation from Party A for any loss of property or personal injury due to the fault of Party A deliberately or negligently.

Article 12

Party B shall use the Premise and facilities properly and legally; Party A should not hinder Party B’s normal use of the Premise.

Article 13

In case any damage or breakdown occurs to the leased house or the facilities not due to the misconduct of Party B, which may cause safety risks or influence the normal usage of the Premise or the facilities, Party B shall notify Party A in time to take effective measures to prevent the progress of such damage. Party A shall repair the damage in [/] day upon receiving the notice, or request Party B to repair the damage on behalf. If Party B was unable to inform Party A of such damage or Party A refuses to repair the damage with above mentioned time frame, Party B can repair it instead after acquiring the verification from the lease contract registration authority.

In case of emergency, Party B shall repair the damage on behalf of Party A immediately and inform Party A in time.

Any expense incurred in such circumstances as mentioned in the above two sub-clauses (including the expenses occurred to Party B for the repairing or any action to prevent the progress of such damage) shall be borne by party A. Party B shall take the additional repairing expenses of extra damage incurred due to its failure of abiding by the above two sub-clauses or failure of notification to Party A in time.

Article 14

If any damage or breakdown occurs to the house or the facilities therein due to Party B's improper or unreasonable use, Party B shall repair the damage without delay or make up for the losses. If Party B refuses to maintain or compensate for the losses, Party A may carry out the repair instead after acquiring the verification from the contract registration authority with the expenses borne by Party B.

Article 15

During the valid term of this Contract, if Party A or Party B needs to transform, expand or decorate the leased house, both parties shall enter into a separate written agreement for this purpose.

In such case, the project shall start after the approval from government authorities is obtained according to the government regulation for the above situations.

Real Estate Lease Agreement

Article 16

Party B shall not sublease whole or part of the leased house to the third party during the term of lease.

Article 17

If, during the valid term of the contract, Party A believes necessary to assign part or whole of the leased house, Party B should be informed one month earlier. Party B has the right of preemption under equal conditions.

Party A shall guarantee to inform the assignee to continue to implement this Contract when the house is assigned. .

Article 18

During the valid term of the contract, if any one of the following cases occurs, the contract will be automatically terminated or altered:

(i)

Force majeure events happen, making it impossible to carry out this Contract;

(ii)

The leased house needs to be demolished because of the government expropriation of the land on which the leased house rests;

(iii)

Agreement from both parties.

Article 19

Under one of the following circumstances, Party A has the right to keep the deposit and ask from Party B for loss compensation.

(i)

Party B fails to pay the rental for a period of more than [/] days;

(ii)

Party B fails to pay all the charges mentioned up to an amount of [/];

(iii)

Party B uses the leased the Premise illegally and infringes the interest of the public or the third party;

(iv)

Party B changes arbitrarily the usage of the leased house;

(v)

Serious damage occurs to the house or facilities due to Party B's failure to bear maintenance responsibilities or to pay the maintenance costs under Article 14;

(vi)

Party B decorates the leased house without the written consent of Party A and the approval of relevant authorities;

(vii)

Party B subleases the leased house to the third party without consent of Party A.

Party A has the right to terminate the contract or change the contract articles, apart from the claims for the compensation and liabilities for breach of contract.

Real Estate Lease Agreement

Article 20

Under any one of the following conditions, Party B has the right to claim from Party A for loss compensation, or request double amount refund of deposit guarantee, or acquire a liquidated damage equal to [/]:

(i)

Party A delays the handover of the leased house for over [/] days;

(ii)

Party A's breaches the Article 11(i) of this Contract making it impossible for Party B to continue to use the leased house for its original purpose;

(iii)

Party B is made unable to continue to lease the house due to Party A's failure to maintain the house or pay the maintenance expenses under Article 13 of this Contract;

(iv)

Party A transforms, expands or decorates the leased house without the consent form party B and the approval from relevant authorities.

Party B has the right to terminate this Contract (with a written confirmation to Party A after obtaining the compensations and hand over the leased house to Party A), or change the contract articles, apart from the claims from Party A for the compensation and liabilities for breach of contract.

Party B shall not pay any rental fee until compensated by Party A since Party A receives such notice.

Article 21

Party B shall move out of the leased house on the date of termination of this Contract and return the house to Party A. Party B shall ensure the leased house and facilities in good condition (except fair wear and tear) and settle all the expenses and complete handover procedure.

If Party B does not leave or return the leased house after the lease expiry, Party A has the right to take back the leased house and ask for the double rental fee for the expiry period.

Article 22

Upon the termination of this Contract, if Party B wants to renew the lease of the Premise, it shall submit a renewal application to Party A three months before the termination of this Contract. If Party A desires to continue to lease the house, Party B has the priority to rent the said house under equal conditions.

Both Parties shall enter into a new contract if they reach an agreement on the lease renewal and shall get the new contract re-registered at the contract registry.

Article 23

Both parties shall perform this Contract properly, for any breach of the Articles herein by either Party; the Party shall undertake relevant liability of breach of contract according to this Contract.

Article 24

Both parties can state other matters by supplementary agreement to this Contract, which will have the same legal effect as this original Contract upon signature and stamping by both Parties.

Real Estate Lease Agreement

If both parties enter into an alteration agreement during the leasing term, it should be recorded in the registration authorities. The agreement shall have the same legal effect as this original Contract after the registration.

Article 25

In case any dispute occurs during the term of this Contract, the dispute shall be settled through amicable consultations. Otherwise the case may be referred to the registration authority of this Contract for mediation. In case of mediation failure, it may be submitted to the Shenzhen Arbitration Commission for arbitration.

Article 26

This Contract shall come into force from the date of execution.

This Contract shall be registered in the registration authority within 10 (ten) days from the date of execution.

Article 27

The Chinese version of this Contract shall be the original.

Article 28

This Contract is made in quadruplicate, and two copies for Party A and one copy for Party B and one copy for government house lease registration authority.

Party A: Shenzhen Sha Jing Sha Yi Share-cooperative Company (Seal & Signature)

Legal person:
Contract telephone:
Bank account:
Entrusted agent: P (Seal & Signature)

Party B: Shenzhen Sheng Tai Industrial Co., Ltd. (Seal & Signature)

Legal person:
Contract telephone:
Bank account:
Entrusted agent: P (Seal & Signature)

Registered by:(Seal & Signature)

Contract Registration Authorities: (Seal and signature)